Exhibit 10.1

THIRD AMENDMENT TO THE

FIRST AMENDED AND RESTATED BMO WHOLESALE FINANCING AND

SECURITY AGREEMENT

THIS THIRD AMENDMENT TO THE AMENDED AND RESTATED BMO WHOLESALE FINANCING AND SECURITY AGREEMENT (this “AMENDMENT”) is made as of and with effect from the 13th day of June 2025, between BANK OF MONTREAL (“BMO”), as lender, RUSH TRUCK CENTRES OF CANADA LIMITED (“DEALER”), as borrower, and RUSH ENTERPRISES, INC., as guarantor (“HOLDINGS”).

CONTEXT OF AGREEMENT

BMO and DEALER are parties to that certain First Amended and Restated BMO Wholesale Financing and Security Agreement dated the 15th day of July 2022 (as amended by the First Amendment to the Amended and Restated BMO Wholesale Financing and Security Agreement dated as of the 1st day of June 2023, the Second Amendment to the Amended and Restated BMO Wholesale Financing and Security Agreement dated as of the 1st day of June 2024, and as further amended from time to time, the “Agreement”) and HOLDINGS has guaranteed the obligations of the Borrower to BMO pursuant to the Amended and Restated Guaranty Agreement dated as of July 15, 2022 (the “Guaranty”).

The parties hereto desire to amend the Agreement in certain respects on and subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree to amend the Agreement, without novation, as follows:

1.	INTERPRETATION

1.1	Definitions — In this Amendment, terms used and not otherwise defined herein have the meanings ascribed to them in the Agreement.

1.2	Headings — The Headings and the Section titles are inserted for convenience of reference only and shall not affect the construction or interpretation of this Amendment.

2.	AMENDMENT

2.1	Credit Commitment. The definition for the term “Credit Commitment” included in Schedule A of the Agreement shall be deleted and replaced with the following text:

“means the commitment of BMO to make Discretionary, Revolving Demand Advances available to DEALER from time to time on a revolving basis up to the aggregate maximum principal amount of $171,700,000 CAD, subject to any increases or reductions thereof pursuant to the terms of the Agreement.”

2.2	Credit Limit. The definition for the term “Credit Limit” included in Schedule A of the Agreement shall be deleted and replaced with the following text:

“means Advances in an aggregate principal amount at any one time outstanding not to exceed $171,700,000 CAD subject to any increases or reductions thereof pursuant to the terms of the Agreement.”

3.	GENERAL

3.1	Effective Date — This Amendment will take effect as of June 13, 2025, and will govern the relationship of the parties in respect to its subject matter on and after such date.

3.2

No Novation — This Amendment is not intended to constitute, and does not constitute, a novation of the obligations and liabilities under the Agreement or the Existing Security (including the Liabilities) or to evidence payment of all or any portion of such obligations and liabilities. This Agreement shall not in any way release or impair the rights, duties, obligations, Liabilities (as defined in the Agreement) or Liens (as defined in the Agreement) created pursuant to the Existing Security or affect the relative priorities thereof, in each case to the extent in force and effect thereunder as of the Amendment Date and except as modified hereby or by documents, instruments and agreements executed and delivered in connection herewith and all of such rights, duties, Liabilities and Liens are assumed, ratified and affirmed by DEALER and GUARANTOR.

3.3	Binding Nature — This Amendment will be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

3.4

Entire Agreement — This Amendment sets forth the entire agreement of the parties with respect to the subject matter of the amendment set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

3.5

Governing Law — This Amendment is and will be governed, construed and enforced in accordance with the laws of the Province of Ontario, without reference to conflict of laws principles. DEALER consents to the exclusive jurisdiction of the courts of the Province of Ontario for all purposes in connection with this Agreement.

3.6

Reliance; Counterparts — Notwithstanding anything herein to the contrary, BMO may rely on any facsimile copy, electronic data transmission, or electronic data storage of this Amendment, which will be deemed an original, and the best evidence thereof for all purposes. This Agreement may be validly executed in one or more counterparts, each of which, when taken together, will constitute a single agreement binding upon all the parties hereto.

BANK OF MONTREAL

By: /s/ Paul DeMarchi Name: Paul DeMarchi Title: Managing Director signature of authorized officer

RUSH TRUCK CENTRES OF CANADA LIMITED			RUSH ENTERPRISES, INC.

By:	/s/ Kevin Tallman		By:	/s/ Steven L. Keller
	Name:	Kevin Tallman		Name:	Steven L. Keller
	Title:	Chief Executive Officer		Title:	Chief Financial Officer and Treasurer
	signature of authorized officer			signature of authorized officer

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